SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report:  December 3, 2010

(Date of earliest event reported:)

Commission file number 1-9278

CARLISLE COMPANIES INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	31-1168055 (I.R.S. Employer Identification No.)

13925 Ballantyne Corporate Place, Suite 400, Charlotte, North Carolina 28277 (Address of principal executive office, including zip code)	(704) 501-1100 (Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Cautionary Statement Regarding Forward-Looking Information

This report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are made based on known events and circumstances at the time of publication, and as such, are subject in the future to unforeseen risks and uncertainties. It is possible that the Company’s future performance may differ materially from current expectations expressed in these forward-looking statements, due to a variety of factors such as: increasing price and product/service competition by foreign and domestic competitors, including new entrants; technological developments and changes; the ability to continue to introduce competitive new products and services on a timely, cost-effective basis; the Company’s mix of products/services; increases in raw material costs which cannot be recovered in product pricing; domestic and foreign governmental and public policy changes including environmental regulations; threats associated with and efforts to combat terrorism; protection and validity of patent and other intellectual property rights; the successful integration and identification of the Company’s strategic acquisitions; the cyclical nature of the Company’s businesses; and the outcome of pending and future litigation and governmental proceedings. In addition, such statements could be affected by general industry and market conditions and growth rates, the condition of the financial and credit markets, and general domestic and international economic conditions including interest rate and currency exchange rate fluctuations. Further, any conflict in the international arena may adversely affect the general market conditions and the Company’s future performance. The Company undertakes no duty to update forward-looking statements.

Item 8.01 Other Events

In February of 2010, Carlisle Companies, Inc. (“Carlisle” or the “Company”) sold its refrigerated truck bodies business for $20.6 million (including a working capital adjustment of $0.3 million received in July of 2010) and in October of 2010 sold its specialty trailer business for proceeds of approximately $35 million.  The combination of the refrigerated truck bodies and specialty trailer business represented the Specialty Products segment.  In its Quarterly Report on Form 10-Q for the first, second and third quarters of 2010, the Company reported the results of operations of the refrigerated truck bodies business as discontinued for all periods presented.  In its Quarterly Report on Form 10-Q for the third quarter of 2010, the Company reported the assets and associated liabilities of the specialty trailer business as held for sale and the related results of operations as discontinued for all periods presented.  Accordingly, in its Quarterly Report on Form 10-Q for the third quarter of 2010, the Specialty Products segment was eliminated as a reportable segment.

The rules of the Securities and Exchange Commission (“SEC”) require the re-issuance of previously issued financial statements to reflect subsequent discontinued operations and changes in reportable segments if those financial statements are expected to be incorporated by reference in subsequent filings made with the SEC under the Securities Act of 1933, as amended.  Accordingly, the Company is re-issuing previously filed portions of its 2009 Annual Report on Form 10-K and Quarterly Report on Form 10 Q for the first and second quarters of 2010 as follows:

•                  The historical Financial Statements and Management’s Discussion and Analysis of Financial Condition and Results of Operations for the three years in the period ended December 31, 2009 as well as Business, Properties, and Selected Financial Data, to reflect the refrigerated truck bodies and specialty trailer businesses as discontinued operations and the elimination of the Specialty Products segment.   The information in this Current Report on Form 8-K updates and supersedes Part I, Items 1, 1A, 2 and 6, and Part II Items 7 and 8 of the Company’s 2009 Annual Report on Form 10-K originally filed on February 18, 2010.

•                  The historical Unaudited Financial Statements and Management’s Discussion and Analysis of Financial Condition and Results of Operations for the first quarter of 2010 to reflect the specialty trailer business as a discontinued operation and elimination of the Specialty Products segment.  The information in this Current Report on Form 8-K updates and supersedes Part I, Items 1 and 2 of the Company’s first quarter 2010 Quarterly Report on Form 10-Q originally filed on April 27, 2010.

•                  The historical Unaudited Financial Statements and Management’s Discussion and Analysis of Financial Condition and Results of Operations for the second quarter of 2010 to reflect the specialty trailer business as a discontinued operation and elimination of the Specialty Products segment.  The information in this Current Report on Form 8-K updates and supersedes Part I, Items 1 and 2 of the Company’s second quarter 2010 Quarterly Report on Form 10-Q, originally filed on July 27, 2010.

Additionally, material subsequent events occurring since the original filing date, such as the acquisition of Hawk Corporation, have been updated from those presented in the Company’s original 2009 Annual Report on Form 10-K and Quarterly Report on Form 10-Q for the first and second quarter of 2010.  Other revisions have been made to certain of the amounts and disclosures as presented in the original filings as a result of comments received from the SEC Division of Corporation Finance staff in the third quarter of 2010.  These revisions are discussed in the Notes to each of the Financial Statements discussed above.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit
No.	Description

23.1	Consent of Independent Registered Public Accounting Firm

99.1	2009 Annual Report on Form 10-K
Part I, Item 1: Business
Part 1, Item 1A: Risk Factors
Part I, Item 2: Properties
Part I, Item 6: Selected Financial Data
Part II, Item 7: Management’s Discussion and Analysis of Financial Condition and Results of Operations
Part II, Item 8: Financial Statements and Supplementary Data

99.2	First Quarter 2010 Quarterly Report on Form 10-Q
Part I, Item 1: Financial Statements
Part I, Item 2: Management’s Discussion and Analysis of Financial Condition and Results of Operations

99.3	Second Quarter 2010 Quarterly Report on Form 10-Q
Part I, Item 1: Financial Statements
Part I, Item 2: Management’s Discussion and Analysis of Financial Condition and Results of Operations

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized:

Date: December 3, 2010	Carlisle Companies, Incorporated

	By:	/s/ Steven J. Ford
Steven J. Ford
Senior Vice President, Chief Financial Officer and
General Counsel